UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

East Penn Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-50330 (Commission File Number)	65-1172823 (IRS Employer Identification No.)

731 Chestnut Street, P.O Box 869, Emmaus, Pennsylvania (Address of principal executive offices)	18049 (Zip Code)

(Registrant’s telephone number, including area code) (610) 965-5959

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

East Penn Financial Corporation

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

        On November 16, 2005, East Penn Bank (“Bank”), a wholly owned subsidiary of East Penn Financial Corporation, received confirmation of the acceptance by Wawa, Inc. as to an Agreement of Sale, dated November 10, 2005, where the Bank will purchase a 1.1423 acre property located at 2985 MacArthur Road in Whitehall, Pennsylvania for $950,000 for the purpose of building a new branch office, pending regulatory approval, completion of certain land improvements and obtaining customary permits and approvals. The Agreement of Sale may be terminated by either party if the conditions to settle are not met by December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Penn Financial Corporation

Date: November 21, 2005	BY:	/s/ Theresa M. Wasko

	Name:	Theresa M. Wasko
	Title:	Treasurer & Chief Financial Officer